Offerings - Offering: 1	Nov. 25, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 2,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 276.20
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 14,320 Units (approximately 5.00% of the net assets of the Fund as of September 30, 2025) based on a net asset value per Unit as of close of business on September 30, 2025 of $139.66.